           D O D G E & C O X                       D O D G E & C O X
           -----------------                       -----------------
              Stock Fund
                                                      Stock Fund
          Investment Manager                       Established 1965
              Dodge & Cox
          One Sansome Street                       -----------------
              35th Floor                           -----------------
            San Francisco,
         California 94104-4443
            (415) 981-1710

       For Fund literature and
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
  c/o Boston Financial Data Services
             P.O. Box 9051
                Boston,
        Massachusetts 02205-9051
            (800) 621-3979

         -------------------
                                                  Third Quarter Report
  This report is submitted for the general         September 30, 1999
information of the shareholders of the Fund.
The report is not authorized for distribution      -----------------
to prospective investors in the Fund unless        -----------------
it is accompanied by a current prospectus.         -----------------

         -------------------

9/99 SF QR Printed on recycled paper

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund had a negative total return of -8.4% for the third quarter of 1999 and a positive return of +11.7% for the first nine months of the year. These results compare to -6.2% and +5.4% for the Standard & Poor's 500 Index (S&P 500) for the same time periods, respectively. Longer-term results for the Fund appear on page three of this report. At quarter end, the Fund's $4.3 billion in assets were invested 96% in equities and 4% in cash equivalents.

Investment Returns and Current Strategy

The equity market was negatively affected in the third quarter by growing concern about the outlook for corporate profits, most noticeably for companies in the consumer and finance sectors.

Several factors contributed positively to     ----------------------------------
the Fund's performance relative to the S&P       Constructing the Portfolio
500 during the quarter. While the overall           One Stock at a Time
finance sector was quite weak, our stock
selection in banks and insurance was a        We generally discuss our strategy
positive. The Fund's low representation       and results in terms of the
in healthcare/pharmaceuticals and telecom     broad investment themes in our
services was also a positive factor, as       portfolio; the themes, however,
these industry groups were weak performers    are the result of selecting one
in the S&P 500. The Fund's lack of exposure   company at a time.
to large capitalization higher-valuation
technology stocks was a negative factor,      We make thoughtful decisions
as a number of these stocks in the S&P 500    whether to become part-owner in a
performed well.                               company. Purchase or sale is based
                                              on the company's current stock
Our strong price discipline and independent   price, compared to our analysis of
research drive our individual stock           the earnings opportunities,
selection. While investor expectations,       business environment and financial
and hence, stock prices, have changed         risks over a three to five-year
considerably during the course of the year,   time horizon.
our portfolio structure has remained much     ----------------------------------
the same over this recent period. We continue to emphasize the lower-valuation portion of the technology and industrial materials (chemicals, metals) sectors in the Fund. Combined holdings in these two broad industries comprise about one-third of the Fund. Our position in energy stocks is also higher than the corresponding weight in the S&P 500. The Fund's portfolio continues to be diversified across economic sectors, with 75 individual holdings.

We continue to have minimal investment in the high-valuation "growth" stocks. These companies' premium valuations incorporate investor expectations for growth and profits that we believe may prove to be overly optimistic. Many of these high-valuation companies are in technology, communications, pharmaceutical, consumer and various industrial "growth" stocks which together represent a large percentage of the market capitalization of the S&P 500.

A Value Investor in Silicon Valley

As a firm residing in downtown San Francisco, we are located just north of "Silicon Valley", or perhaps at the new northern edge of the Valley, since San Francisco has become an important site for many Internet startup companies. Driving from San Jose to San Francisco, almost all of the billboards advertise Somebody.com. The robust local economy has caused our real estate prices to rise to stratospheric levels. The national media hype has become glaring, with front cover articles in most business magazines and several books on the best seller list. While the concept of a "value investor" is not typically viewed as synonymous with "high-tech investing", we would like to share our thoughts with you, as we sit in the middle of this boom.

The case for technology...

It is clear to the most casual observer that technological innovation has an enormous positive impact on the broad economy. Specifically, the effect of the declining cost of technology--both for computing power and for communications-- means steadily broader and more pervasive usage across even the most established industries. Technology is increasingly substituted for labor and alternative capital assets. The bottom-line effect is this: companies which "create" and/or innovatively "use" technology will continue to represent a growing portion of our country's GDP. We believe that, as equity investors, we must be certain that our client's investment dollar is well represented in this important and growing area. We continue to spend significant time and energy in understanding the investment prospects of technology, as we have for many years. Currently, about 15% of the Fund's assets are invested in companies which are primary innovators of computing and communications, and a significantly larger portion invested in companies which we believe are creative users of technology in their respective industries.

 ...the fundamental dilemma...

However, there is a complicating factor for a "value buyer"--investors have become enamored of technology. Even though the technology sector began the year sporting relatively high valuations, it is one of the strongest performing areas of the market year-to-date. Nearly one-third of the market capitalization of the S&P 500 is in computing and communications, and some of the market's highest single valuations are in this area.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

--------------------------------------------------------------------------------

The investment dilemma is this: in an industry of extremely rapid change, which thrives on the dynamics of "creative destruction", it is difficult (if not impossible) to tell who the ultimate winners will be. A company's success draws immediate competition and much venture capital investment. With hindsight, one can see that market positions which once appeared secure, later prove to have been assailable after all. What will happen in the next three, five or seven years? The answer is that nobody knows. Two classic errors of forecasting are overemphasizing recent data and underestimating the range of future outcomes.
We believe that investors often make these errors today. We need to look no further than the president of Microsoft, Steven Ballmer, who commented last month: "There's such an overvaluation of tech stocks it's absurd, and I'd put our company's stock in that category."

Looking back over the path of a previous market favorite, we see the degree to which both the business environment and investor perceptions can change. At the end of 1985, IBM was broadly viewed to have core competencies in virtually all key areas of hardware and software. These strengths, coupled with its dominant market position built over many decades, established the widely held belief that the company would be a clear industry winner. At the time, the market capitalization of that single company represented 6.3% of the S&P 500 and nearly 60% of the technology sector. Yet the fastest industry growth evolved in areas other than IBM's core strengths, and the company struggled with internal problems as well. Seven years later IBM hit a low of 0.9% of the S&P 500, and while results have improved dramatically from the low point in the mid-90's, even today its value is 2% of the S&P 500 and approximately 9% of the technology sector.

 ...our position.

In view of the industry's bright prospects, investors have bid up many technology stocks to levels which, in our opinion, are overvalued and even speculatively priced. As a value investor, how can we participate and still maintain our price discipline? We search for companies with durable business franchises, strong core competencies and capable management teams, that are selling at low-to-average valuations relative to the technology sector and to the market. We take a long-term view; we are thorough in our analysis and patient in waiting for results. For us, these are the elements of success as a value investor in the technology industry.

Often, disappointment creates the opportunity. Our task is to evaluate whether the disappointment is short-lived. There have been a number of "buy opportunities" during this past year. For example, Motorola, an industry leader in wireless communications, came under great pressure last year. Sales and earnings were depressed due to the Asian economic downturn, weakness in semiconductors and a slow transition to digital products. While we believed the company's long-term growth opportunities remained intact, the stock price declined to a valuation significantly below that of the market, and we added to the Fund's holdings. Another example is National Semiconductor, a holding that has helped the Fund's performance this year. The company's stock price was quite depressed in the spring of this year, as results from the firm's highly profitable business--analog semiconductors--were offset by losses in their microprocessor segment. The stock price drifted lower as the microprocessor operation lost more money, hiding the growth and profitability of the analog business. Management responded to the pressure by disposing of the disappointing segment. At the same time, growth in wireless communications markets generated increased demand for National Semi's analog products, creating significant appreciation in the stock price since that time. More recently, with the higher stock prices, we have trimmed positions in both of the above-mentioned companies.

In Closing

The current environment is extraordinary in that a small number of stocks are having a disproportionate impact on the broad market. Included in this group are a handful of highly-valued technology firms. We do not believe that this can persist over the long term. While we are skeptical about the potential returns from an investment in these stocks, we are very positive on the technology industry. Looking out over the next three to five years, we believe that the Fund's diversified portfolio is well positioned; our focus is on reasonably-valued solid business franchises, and we are optimistic about the potential for an extended period of growth in the global economy.

Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

                                   For the Board of Trustees,

                                   /s/ Harry R. Hagey
                                   ---------------------------
October 29, 1999                   Harry R. Hagey, Chairman



                                   /s/ John A. Gunn
                                   ---------------------------
                                   John A. Gunn, President

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund


Objective      The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund invests primarily in a broadly diversified and carefully selected portfolio of common stocks. In selecting investments, the Fund invests in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. Future earnings and dividends are major considerations in selecting companies. Companies are also selected with an emphasis on financial strength and sound economic background.

Ten Years of Investment Performance                   through September 30, 1999
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                              DODGE & COX
                              STOCK FUND                S&P 500
                              ----------               ----------
10/1/1989                        $10,000                  $10,000
9/30/1990                        $ 8,843                  $ 9,075
9/30/1991                        $11,442                  $11,904
9/30/1992                        $12,352                  $13,221
9/30/1993                        $15,315                  $14,938
9/30/1994                        $16,342                  $15,488
9/30/1995                        $20,955                  $20,096
9/30/1996                        $24,419                  $24,180
9/30/1997                        $34,665                  $33,953
9/30/1998                        $31,770                  $37,030
9/30/1999                        $40,190                  $47,318

Average annual total return for
periods ended September 30, 1999       1 Year    5 Years    10 Years    20 Years
--------------------------------------------------------------------------------
Dodge & Cox Stock Fund                 26.51%     19.72%      14.93%      16.70%
S&P 500                                27.79      25.03       16.81       17.05

The chart covers the period from October 1, 1989 to September 30, 1999. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the S&P 500 Index. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The Fund's total returns include the reinvestment of dividend and capital gain distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund


Fund Information                                              September 30, 1999
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $98.90
Total Net Assets (millions)                                              $4,347
1998 Expense Ratio                                                         0.57%
1998 Portfolio Turnover                                                      19%
30 Day SEC Yield/1/                                                        1.50%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 21 years.

Asset Allocation
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]
Stocks:                                                                    95.9%
Short-Term Investments:                                                     4.1%

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                             75
Median Market Capitalization                                       $7.6 billion
Price to Earnings Ratio/2/                                                 21.5x
Price to Book Value                                                         2.3x
Foreign Stocks/3/ (as percentage of Fund)                                    12%

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Alcoa                                                                        3.1
Sony ADR                                                                     2.8
Motorola                                                                     2.7
Dow Chemical                                                                 2.4
Kmart                                                                        2.4
FDX Corp.                                                                    2.4
Union Pacific                                                                2.3
Golden West Financial                                                        2.3
Rio Tinto PLC                                                                2.2
General Motors                                                               2.2

Ten Largest Sectors                                                    % of Fund
--------------------------------------------------------------------------------
Energy                                                                      12.8
Electronics & Computer                                                      11.1
Insurance & Financial Services                                               7.0
Banking                                                                      6.9
Transportation                                                               6.1
Consumer Durables                                                            5.7
General Industrial                                                           5.6
Metals & Mining                                                              5.3
Chemicals                                                                    5.2
Retail & Distribution                                                        5.0

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/  All U.S. dollar-denominated.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund


Portfolio of Investments                                      September 30, 1999
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS:                                                             93.9%

CONSUMER:                                                                  18.8%
CONSUMER DURABLES:                                                          5.7%
     General Motors Corp................................................    2.2
     Whirlpool Corp.....................................................    1.5
     Ford Motor Co......................................................    1.2
     Delphi Automotive Systems Corp.....................................    0.8

RETAIL AND DISTRIBUTION:                                                    5.0%
     Kmart Corp.........................................................    2.4
     Genuine Parts Co...................................................    1.1
     Nordstrom, Inc.....................................................    0.9
     Dillard's, Inc. Class A............................................    0.6

HEALTHCARE AND PHARMACEUTICAL:                                              4.9%
     Pharmacia & Upjohn, Inc............................................    2.0
     Becton, Dickinson & Co.............................................    1.0
     Bausch & Lomb, Inc.................................................    1.0
     First Health Group Corp............................................    0.5
     WellPoint Health Networks, Inc.....................................    0.4

CONSUMER PRODUCTS:                                                          2.0%
     Fort James Corp....................................................    1.0
     Dole Food Co., Inc.................................................    0.5
     Mattel, Inc........................................................    0.5

MEDIA AND LEISURE:                                                          1.2%
     R.R. Donnelley & Sons Co...........................................    1.2

INDUSTRIAL COMMODITIES:                                                    15.9%
METALS AND MINING:                                                          5.3%
     Alcoa, Inc.........................................................    3.1
     Rio Tinto PLC......................................................    2.2

CHEMICALS:                                                                  5.2%
     Dow Chemical Co....................................................    2.4
     Nalco Chemical Co..................................................    0.9
     Union Carbide Corp.................................................    0.8
     Eastman Chemical Co................................................    0.7
     Lubrizol Corp......................................................    0.2
     NOVA Chemicals Corp................................................    0.2

PAPER AND FOREST PRODUCTS:                                                  4.4%
     Weyerhaeuser Co....................................................    1.6
     Champion International Corp........................................    1.5
     International Paper Co.............................................    0.7
     Boise Cascade Corp.................................................    0.6

GENERAL MANUFACTURING:                                                      1.0%
     Archer Daniels Midland Co..........................................    1.0

TECHNOLOGY:                                                                15.8%
ELECTRONICS & COMPUTER:                                                    11.1%
     Motorola, Inc......................................................    2.7
     Hewlett-Packard Co.................................................    1.9
     Electronic Data Systems............................................    1.7
     National Semiconductor Corp........................................    1.1
     NCR Corp...........................................................    1.1
     Storage Technology Corp............................................    0.9
     Xerox Corp.........................................................    0.7
     Thermo Electron Corp...............................................    0.7
     Sybase, Inc........................................................    0.3

CONSUMER ELECTRONICS:                                                       4.7%
     Sony Corp. ADR.....................................................    2.8
     Matsushita Electric Industrial Co., Ltd. ADR.......................    1.9

FINANCE:                                                                   15.1%
INSURANCE AND FINANCIAL SERVICES:                                           7.0%
     Citigroup, Inc.....................................................    1.9
     American Express Co................................................    1.8
     Loews Corp.........................................................    1.3
     The St. Paul Cos., Inc.............................................    1.3
     Chubb Corp.........................................................    0.7

BANKING:                                                                    6.9%
     Golden West Financial Corp.........................................    2.3
     Republic New York Corp.............................................    2.0
     Wells Fargo & Co...................................................    1.3
     Bank of America Corp...............................................    1.3

REAL ESTATE INVESTMENT TRUST:                                               1.2%
     Equity Residential Properties Trust................................    0.8
     Equity Office Properties Trust.....................................    0.4

ENERGY:                                                                    12.8%
     Occidental Petroleum Corp..........................................    1.7
     Amerada Hess Corp..................................................    1.7
     Unocal Corp........................................................    1.6
     Phillips Petroleum Co..............................................    1.5
     Baker Hughes, Inc..................................................    1.5
     Chevron Corp.......................................................    1.5
     Union Pacific Resources Group, Inc.................................    1.4
     Royal Dutch Petroleum Co...........................................    1.0
     Schlumberger Ltd...................................................    0.9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund


Portfolio of Investments                                      September 30, 1999
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS (Continued)

TRANSPORTATION:                                                            6.1%
     FDX Corp..........................................................    2.4
     Union Pacific Corp................................................    2.3
     Canadian Pacific Ltd..............................................    1.4

GENERAL INDUSTRIAL:                                                        5.6%
     Deere & Co........................................................    1.6
     Lockheed Martin Corp..............................................    1.3
     Fluor Corp........................................................    1.3
     Caterpillar, Inc..................................................    1.2
     Unova, Inc........................................................    0.2

ELECTRIC AND GAS UTILITIES:                                                3.8%
     Central & South West Corp.........................................    1.0
     Texas Utilities Co................................................    0.8
     FPL Group, Inc....................................................    0.7
     Wisconsin Energy Corp.............................................    0.7
     Ameren Corp.......................................................    0.6

PREFERRED STOCKS:                                                          2.0%

CONSUMER:                                                                  2.0%
     News Corp. Ltd., Limited Voting Ordinary Shares ADR...............    2.0

SHORT-TERM INVESTMENTS:                                                    4.4%

OTHER ASSETS LESS LIABILITIES:                                            (0.3)%

TOTAL NET ASSETS:                                                        100.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Stock Fund

Officers and Trustees
--------------------------------------------------------------------------------
Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

W. Timothy Ryan, Treasurer, Secretary & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
Executive Vice President & CFO, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Thomas M. Mistele, Asst. Secretary & Asst. Treasurer
Vice President & General Counsel, Dodge & Cox

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           D O D G E & C O X                       D O D G E & C O X
           -----------------                       -----------------
            Balanced Fund
                                                    Balanced Fund
          Investment Manager                       Established 1931
              Dodge & Cox
          One Sansome Street                       -----------------
              35th Floor                           -----------------
            San Francisco,
         California 94104-4443
            (415) 981-1710

       For Fund literature and
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
  c/o Boston Financial Data Services
             P.O. Box 9051
                Boston,
        Massachusetts 02205-9051
            (800) 621-3979

         -------------------
                                                  Third Quarter Report
  This report is submitted for the general         September 30, 1999
information of the shareholders of the Fund.
The report is not authorized for distribution      -----------------
to prospective investors in the Fund unless        -----------------
it is accompanied by a current prospectus.         -----------------

         -------------------

9/99 BF QR Printed on recycled paper

                              D O D G E  &  C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund had a negative total return of -5.3% for the third quarter of 1999 and a positive return of +7.0% for the first nine months of the year. These results compare to -3.5% and +3.0% for the Combined Index* for the same time periods, respectively. Longer-term results for the Fund appear on page three of this report. The Fund ended the third quarter with total net assets of $5.2 billion; 60.7% of assets were invested in equities, 37.9% were invested in fixed-income securities and 1.4% in cash equivalents.

Equity Investment Returns and Current Strategy

The performance of the Fund's equity portfolio was modestly behind the S&P 500's -6.2% return during the third quarter. The equity market was negatively affected by concern about the outlook for corporate profits, most noticeably for companies in the consumer and finance sectors. While the overall finance sector was weak, our stock selection in banks and insurance had a positive impact on relative returns. The Fund's low representation in healthcare/pharmaceuticals and telecom services was also a positive factor, as these industry groups were weak performers. Large capitalization higher-valuation technology stocks performed well; the Fund's lack of exposure hurt performance relative to the S&P 500.

While investor expectations, and hence, stock prices, have changed considerably during the course of the year, our portfolio structure has remained much the same over this recent period. We continue to emphasize the lower-valuation portion of the technology and industrial materials (chemicals, metals) sectors in the Fund. The Fund's position in energy stocks is also higher than the corresponding weight in the S&P 500. We continue to have minimal investment in the high-valuation "growth" stocks. The companies' premium valuations incorporate investor expectations for growth and profits that we believe may prove to be overly optimistic. Many of these high-valuation companies are in technology, communications, pharmaceutical, consumer and various industrial "growth" stocks which together represent a large percentage of the market capitalization of the S&P 500.

A Value Investor in Silicon Valley

As a firm residing in downtown San Francisco, we are located just north of "Silicon Valley," or perhaps at the new northern edge of the Valley, since San Francisco has become an important site for many Internet startup companies. The national media hype has become glaring, with front cover articles in most business magazines and several books on the best seller list. While the concept of a "value investor" is not typically viewed as synonymous with "high-tech investing," we would like to share our thoughts with you, as we sit in the middle of this boom.

The case for technology...

It is clear to the most casual observer that technological innovation has an enormous positive impact on the broad economy. Specifically, the effect of the declining cost of technology--both for computing power and for communications-- means steadily broader and more pervasive usage across even the most established industries. The bottom line effect is this: companies that "create" and/or innovatively "use" technology will continue to represent a growing portion of our country's GNP. We believe that, as equity investors, we must be certain that our client's investment dollar is well represented in this important and growing area. Currently, about 15% of the Fund's equity assets are invested in companies which are primary innovators of computing and communications, with a significantly larger portion invested in companies which we believe are creative users of technology in their respective industries.

 ...our position.

In view of the industry's bright prospects, investors have bid up many technology stocks to levels which, in our opinion, are overvalued and even speculatively priced. As a value investor, how can we participate and still maintain our price discipline? We search for companies with durable business franchises, strong core competencies and capable management teams, that are selling at low-to-average valuations relative to the technology sector and to the market. We take a long-term view; we are thorough in our analysis and patient in waiting for results. For us, these are the elements of success as a value investor in the technology industry.

Often, disappointment creates the opportunity. Our task is to evaluate whether the disappointment is short-lived. For example, Motorola, an industry leader in wireless communications, came under great pressure last year. Sales and earnings were depressed due to the Asian economic downturn, weakness in semiconductors and a slow transition to digital products. While we believed the company's long-term growth opportunities remained intact, the stock price declined to a valuation significantly below that of the market, and we added to the Fund's holdings. More recently, Motorola's share price has risen, and we have trimmed our position.

* The Combined Index reflects an unmanaged portfolio of 60% Standard & Poor's 500 Index (S&P 500) and 40% Lehman Brothers Aggregate Bond Index (LBAG).

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                                       1

                              D O D G E  &  C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

--------------------------------------------------------------------------------

Recent Fixed-Income Results

Interest rates rose slightly in the third quarter, with the yield on the benchmark two-year and thirty-year U.S. Treasuries each rising 8 basis points (one basis point is equal to 1/100 of 1%), ending the quarter at 5.60% and 6.05% respectively. The relatively modest shift in Treasury yields accompanied the general view that, despite persistent strength in the economy, further productivity growth may allow economic strength to coexist with price stability. Real gross domestic product increased at a 1.6% annualized rate in the second quarter, following a 4.3% annualized increase in the first quarter; meanwhile, unemployment remained at an almost three-decade low of 4.2%. The Federal Reserve left interest rates unchanged in the first week of October, citing productivity gains as a major factor.

Total return for the Fund's fixed-income portfolio was positive, but slightly behind the Lehman Brothers Aggregate Bond Index's (LBAG) +0.7% return during the third quarter. The general rise in interest rates caused prices of fixed-income securities to decline. Due to a lower sensitivity to interest rate changes, as measured by effective duration, the fixed-income portion of the Fund experienced less of a price decline from rising rates than did the LBAG. Our overweight position in the corporate area and focus on longer-duration corporate securities had a negative impact on relative performance, as yield premiums widened in the corporate sector. The Fund's fixed-income portfolio benefited from an overweight position in mortgage-backed securities and a slightly higher yield than the LBAG.

Anticipating Higher Inflation

Despite the rise in Treasury yields since December 31, 1998, we continue to maintain a shorter duration than that of the broad bond market as measured by the LBAG. In making this decision, we look at various economic factors to develop a range of inflation forecasts. We then simulate portfolio returns over three to five years under a wide range of interest rate and inflation scenarios. These simulations illustrate the probability of producing positive real returns with portfolios of varying duration. This analysis is the primary input in our determination of the portfolio duration. While seeking the most attractive securities to hold, we target this level of interest rate exposure for the total portfolio. Due to our concerns about higher future inflation and its potential impact on the real return of fixed-income securities, we continue to maintain the Fund's duration below that of the LBAG.

Also in response to these concerns, we continue to invest a portion of the Fund in Treasury Inflation Protection Securities (TIPS). TIPS investors receive inflation protection through an adjustment to the principal amount that they hold. The principal value of TIPS is adjusted by an amount equal to inflation as measured by the consumer price index (CPI). For example, an investor holding $1,000 par at the beginning of the year would hold $1,020 at the end of the year if the level of the CPI were to increase by 2.0%. The coupon remains a fixed percentage (3.875% for example), but the dollar amount of each coupon payment would increase in this example to reflect the higher principal amount. If the CPI falls (the general level of prices declines) the par value and the dollar amount of the coupon payment would also fall; however, to protect investors from the negative effects of "deflation", the Treasury guarantees* at least the original face amount at maturity. These securities trade at a real (inflation-adjusted) yield of 4.07% as of September 30, 1999 for both ten-year and thirty-year maturities. We believe that this real yield is very attractive relative to the historical real total return an investor would have achieved by investing in short-duration U.S. Treasury securities.

In Closing

Thorough, fundamental research remains a hallmark of our investment philosophy. We believe that our long-term, focused and disciplined approach to security selection in both the equity and fixed-income markets will prove beneficial to our shareholders in a variety of market environments.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

                                For the Board of Trustees,

                                /s/ Harry R. Hagey
                                -------------------------
                                Harry R. Hagey, Chairman

October 29, 1999

* The Fund's yield and share price are not guaranteed and may vary with market conditions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E  &  C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Objective      The Fund seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Strategy The Fund invests in a diversified portfolio of common stocks, preferred stocks and bonds.

               Stocks: The Fund invests in well-established companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. The Fund will hold no more than 75% of its total assets in stocks.

               Bonds: Dodge & Cox constructs a diversified portfolio of high-quality bonds, while striving to maintain the fixed-income yield higher than that of the broad bond market. Fixed-income investments include investment-grade: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others.

Ten Years of Investment Performance                  through September 30, 1999
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                  COMBINED        DODGE & COX
                    S&P 500         INDEX        BALANCED FUND         LBAG
                  ----------     -----------     -------------       ---------
10/1/1989            $10,000         $10,000           $10,000         $10,000
9/30/1990            $ 9,075         $ 9,737           $ 9,632         $10,755
9/30/1991            $11,904         $12,179           $12,015         $12,476
9/30/1992            $13,221         $13,614           $13,382         $14,042
9/30/1993            $14,938         $15,225           $15,889         $15,443
9/30/1994            $15,488         $15,365           $16,416         $14,945
9/30/1995            $20,096         $18,942           $20,171         $17,048
9/30/1996            $24,180         $21,593           $22,607         $17,879
9/30/1997            $33,953         $27,538           $29,177         $19,621
9/30/1998            $37,030         $30,467           $28,738         $21,880
9/30/1999            $47,318         $35,338           $33,371         $21,797

Average annual total return for
periods ended September 30, 1999                             1 Year    5 Years    10 Years   20 Years
------------------------------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                                    16.14%    15.25%     12.80%     13.93%
Combined Index                                               15.99     18.13      13.46      14.42
S&P 500                                                      27.79     25.03      16.81      17.05
Lehman Brothers Aggregate Bond Index (LBAG)                  -0.37      7.84       8.10       9.87

The chart covers the period from October 1, 1989 to September 30, 1999. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the S&P 500, the LBAG and the Combined Index. The S&P 500 and LBAG are widely recognized, unmanaged indices of common stock and U.S. dollar-denominated, investment-grade fixed-income securities, respectively. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the LBAG. The Fund may, however, invest up to 75% of its total assets in stocks. The Fund's total returns include the reinvestment of dividend and capital gain distributions. Index returns include dividends and/or interest income, and unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E  &  C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Balanced Fund

Fund Information                                              September 30, 1999
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $67.45
Total Net Assets (millions)                                              $5,218
30 Day SEC Yield/1/                                                        3.44%
1998 Expense Ratio                                                         0.54%
1998 Portfolio Turnover                                                      26%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 21 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 11 years.

Asset Allocation
--------------------------------------------------------------------------------
                        [PIE CHART APPEARS HERE]
Bonds:                                                                  37.9%
Stocks:                                                                 60.7%
Short-Term Investments:                                                  1.4%

Stock Portfolio (60.7% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                            75
Median Market Capitalization                                      $7.6 billion
Price to Earnings Ratio/2/                                                21.3x
Price to Book Value                                                        2.2x
Foreign Stocks/3/ (as percentage of Fund)                                    8%

Five Largest Sectors                                                 % of Fund
--------------------------------------------------------------------------------
Energy                                                                     8.1
Electronics & Computer                                                     6.8
Banking                                                                    4.5
Insurance & Financial Services                                             4.4
Transportation                                                             3.9

Ten Largest Stock Holdings                                           % of Fund
--------------------------------------------------------------------------------
Alcoa                                                                      2.0
Sony ADR                                                                   1.7
Motorola                                                                   1.7
Union Pacific                                                              1.5
FDX Corp.                                                                  1.5
Dow Chemical                                                               1.5
Kmart                                                                      1.5
Golden West Financial                                                      1.4
General Motors                                                             1.4
Republic New York                                                          1.4

Bond Portfolio (37.9% of Fund)
--------------------------------------------------------------------------------
Number of Bonds                                                            137
Average Quality                                                             AA
Average Maturity                                                    10.7 years
Effective Duration                                                  4.50 years

Moody's/Standard & Poor's Quality Ratings                             % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                     22.1
Aaa/AAA                                                                    1.8
Aa/AA                                                                      0.0
A/A                                                                        8.0
Baa/BBB                                                                    6.0

Sector Breakdown                                                      % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                        7.2
Federal Agency CMO and REMIC+                                              9.1
Federal Agency Mortgage Pass-Through                                       5.7
Asset-Backed                                                               1.4
Corporate                                                                 12.2
Foreign (U.S. dollar-denominated)                                          2.3

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit

/1/ An annualization of the Fund's total net investment income per share for the
    30-day period ended on the last day of the month.
/2/ Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
/3/ All U.S. dollar-denominated.

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                                       4

                              D O D G E  &  C O X
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 Balanced Fund

Portfolio of Investments                                     September 30, 1999
-------------------------------------------------------------------------------
                                                             Percentage of Fund
COMMON STOCKS:                                                           59.4%

CONSUMER:                                                                12.0%
CONSUMER DURABLES:                                                        3.5%
        General Motors Corp...........................................    1.4
        Whirlpool Corp................................................    0.9
        Ford Motor Co.................................................    0.7
        Delphi Automotive Systems Corp................................    0.5

RETAIL AND DISTRIBUTION:                                                  3.3%
        Kmart Corp....................................................    1.5
        Genuine Parts Co..............................................    0.7
        Nordstrom, Inc................................................    0.6
        Dillard's, Inc. Class A.......................................    0.5

HEALTHCARE AND PHARMACEUTICAL:                                            3.2%
        Pharmacia & Upjohn, Inc.......................................    1.3
        Becton, Dickinson & Co........................................    0.7
        Bausch & Lomb, Inc............................................    0.6
        First Health Group Corp.......................................    0.3
        WellPoint Health Networks, Inc................................    0.3

CONSUMER PRODUCTS:                                                        1.2%
        Fort James Corp...............................................    0.6
        Dole Food Co., Inc............................................    0.3
        Mattel, Inc...................................................    0.3

MEDIA AND LEISURE:                                                        0.8%
        R.R. Donnelley & Sons Co......................................    0.8

INDUSTRIAL COMMODITIES:                                                  10.0%
CHEMICALS:                                                                3.3%
        Dow Chemical Co...............................................    1.5
        Nalco Chemical Co.............................................    0.6
        Union Carbide Corp............................................    0.5
        Eastman Chemical Co...........................................    0.5
        Lubrizol Corp.................................................    0.1
        NOVA Chemicals Corp...........................................    0.1

METALS AND MINING:                                                        3.3%
        Alcoa, Inc....................................................    2.0
        Rio Tinto PLC.................................................    1.3

PAPER AND FOREST PRODUCTS:                                                2.7%
        Weyerhaeuser Co...............................................    1.0
        Champion International Corp...................................    0.9
        International Paper Co........................................    0.4
        Boise Cascade Corp............................................    0.4

GENERAL MANUFACTURING:                                                    0.7%
        Archer Daniels Midland Co.....................................    0.7

TECHNOLOGY:                                                               9.7%
ELECTRONICS & COMPUTER:                                                   6.8%
        Motorola, Inc.................................................    1.7
        Hewlett-Packard Co............................................    1.2
        Electronic Data Systems.......................................    1.0
        NCR Corp......................................................    0.7
        National Semiconductor Corp...................................    0.6
        Storage Technology Corp.......................................    0.6
        Xerox Corp....................................................    0.4
        Thermo Electron Corp..........................................    0.4
        Sybase, Inc...................................................    0.2

CONSUMER ELECTRONICS:                                                     2.9%
        Sony Corp. ADR................................................    1.7
        Matsushita Electric Industrial Co., Ltd. ADR..................    1.2

FINANCE:                                                                  9.6%
BANKING:                                                                  4.5%
        Golden West Financial Corp....................................    1.4
        Republic New York Corp........................................    1.4
        Wells Fargo & Co..............................................    0.9
        Bank of America Corp..........................................    0.8

INSURANCE AND FINANCIAL SERVICES:                                         4.4%
        Citigroup, Inc................................................    1.1
        American Express Co...........................................    1.0
        The St. Paul Cos., Inc........................................    0.9
        Loews Corp....................................................    0.9
        Chubb Corp....................................................    0.5

REAL ESTATE INVESTMENT TRUST:                                             0.7%
        Equity Residential Properties Trust...........................    0.5
        Equity Office Properties Trust................................    0.2

ENERGY:                                                                   8.1%
        Occidental Petroleum Corp.....................................    1.1
        Phillips Petroleum Co.........................................    1.1
        Amerada Hess Corp.............................................    1.0
        Unocal Corp...................................................    1.0
        Baker Hughes, Inc.............................................    0.9
        Chevron Corp..................................................    0.9
        Union Pacific Resources Group, Inc............................    0.9
        Royal Dutch Petroleum Co......................................    0.6
        Schlumberger Ltd..............................................    0.6

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                                       5

                              D O D G E  &  C O X
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 Balanced Fund

Portfolio of Investments                                     September 30, 1999
-------------------------------------------------------------------------------
                                                             Percentage of Fund
COMMON STOCKS (Continued)

TRANSPORTATION:                                                           3.9%
        Union Pacific Corp............................................    1.5
        FDX Corp......................................................    1.5
        Canadian Pacific Ltd..........................................    0.9

GENERAL INDUSTRIAL:                                                       3.5%
        Deere & Co....................................................    1.0
        Lockheed Martin Corp..........................................    0.8
        Caterpillar, Inc..............................................    0.8
        Fluor Corp....................................................    0.7
        Unova, Inc....................................................    0.2

ELECTRIC AND GAS UTILITIES:                                               2.6%
        Central & South West Corp.....................................    0.7
        Texas Utilities Co............................................    0.6
        FPL Group, Inc................................................    0.5
        Wisconsin Energy Corp.........................................    0.4
        Ameren Corp...................................................    0.4

PREFERRED STOCKS:                                                         1.3%

CONSUMER:                                                                 1.3%
        News Corp. Ltd., Limited Voting Ordinary Shares ADR...........    1.3

BONDS:                                                                   37.9%

U.S. TREASURY AND GOV'T AGENCY:                                           7.2%

FEDERAL AGENCY CMO* AND REMIC**:                                          9.1%

FEDERAL AGENCY MTG. PASS-THROUGH:                                         5.7%

ASSET-BACKED SECURITIES:                                                  1.4%
        CA Infrastructure and Econ. Dev. Bank SP Trust PGE-1
         Rate Reduction Ctf. 1997-1 A-5 6.25%, 6/25/2004..............    0.7
        CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
         Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008..............    0.4
        PP&L Transition Bond Series 1999-1 A-2 6.41%, 12/25/2003......    0.3

CORPORATE:                                                               12.2%
INDUSTRIAL:                                                               6.9%
        Raytheon Co., various securities..............................    1.2
        Lockheed Martin Corp., various securities.....................    1.1
        J.E. Seagram & Sons, Inc. 6.80%, 12/15/2008...................    0.9
        Dayton Hudson Corp., various securities.......................    0.7
        Raychem Corp. 7.20%, 10/15/2008...............................    0.7
        Time Warner Entertainment 8.375%, 7/15/2033...................    0.6
        Union Carbide Corp. 6.70%, 4/1/2009...........................    0.6
        May Department Stores, various securities.....................    0.6
        Walt Disney Co. 7.55%, 7/15/2093..............................    0.4
        Union Camp Corp. 9.25%, 2/1/2011..............................    0.1

FINANCE:                                                                  4.0%
        GMAC, various securities......................................    1.1
        Golden West Financial, various securities.....................    0.7
        J.P. Morgan Capital Trust I 7.54%, 1/15/2027..................    0.4
        BankAmerica Capital II 8.00%, 12/15/2026......................    0.4
        Citicorp Capital Trust I 7.933%, 2/15/2027....................    0.3
        Hartford Financial Services Group, various securities.........    0.3
        Republic New York Corp. 7.20%, 7/15/2097......................    0.3
        Safeco Corp. 6.875%, 7/15/2007................................    0.3
        CIGNA Corp., various securities...............................    0.1
        First Nationwide Bank 10.00%, 10/1/2006.......................    0.1
        Barclays No. American Capital 9.75%, 5/15/2021................    0.0

TRANSPORTATION:                                                           1.3%
        Union Pacific Corp. 6.33%, 1/2/2020...........................    0.9
        Consolidated Rail Corp., various securities...................    0.4

UTILITIES:                                                                0.0%
        Idaho Power Co. 1st Mtge. 9.50%, 1/1/2021.....................    0.0

FOREIGN (U.S. DOLLAR-DENOMINATED):                                        2.3%
CANADIAN:                                                                 1.2%
        Hydro-Quebec, various securities..............................    0.8
        Canadian Pacific Ltd. 9.45%, 8/1/2021.........................    0.2
        Canadian National Railway Co. 6.80%, 7/15/2018................    0.2

CORPORATE:                                                                0.6%
        HSBC Holdings PLC 7.50%, 7/15/2009............................    0.6

INTERNATIONAL AGENCY:                                                     0.5%
        Inter-American Development Bank 7.125%, 3/15/2023.............    0.3
        European Investment Bank 10.125%, 10/1/2000...................    0.2

SHORT-TERM INVESTMENTS:                                                   2.4%

OTHER ASSETS LESS LIABILITIES:                                           (1.0)%

TOTAL NET ASSETS:                                                       100.0%

 * CMO: Collateralized Mortgage Obligation
** REMIC: Real Estate Mortgage Investment Conduit

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                                       6

                              D O D G E  &  C O X
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 Balanced Fund


Officers & Trustees
-------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

W. Timothy Ryan, Treasurer, Secretary & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
Executive Vice President & CFO, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Thomas M. Mistele, Asst. Secretary & Asst. Treasurer
Vice President & General Counsel, Dodge & Cox


The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
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


            D O D G E & C O X                      D O D G E & C O X
            -----------------                      -----------------
               Income Fund
                                                      Income Fund
           Investment Manager                      Established 1989
               Dodge & Cox
           One Sansome Street                      -----------------
               35th Floor                          -----------------
             San Francisco,
          California 94104-4443
             (415) 981-1710

         For Fund literature and
      information, please visit the
           Funds' web site at:

           www.dodgeandcox.com

            or write or call:

            Dodge & Cox Funds
   c/o Boston Financial Data Services
              P.O. Box 9051
                Boston,
        Massachusetts 02205-9051
             (800) 621-3979

           -----------------

  This report is submitted for the general information of the shareholders of the Fund.
The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

           -----------------

9/99 IF QR Printed on recycled paper             Third Quarter Report
                                                  September 30, 1999

                                                   -----------------
                                                   -----------------
                                                   -----------------

                              D O D G E  &  C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund had a total return of +0.4% for the quarter ended September 30, 1999 and -0.9% for the first nine months of the year. These results compare to +0.7% and -0.7% for the Lehman Brothers Aggregate Bond Index
(LBAG), for the same time periods, respectively. Longer-term results for the Fund appear on page three of this report. The Fund ended the third quarter with total net assets of approximately $1.0 billion.

U.S. Treasury Rates Nearly Unchanged

Interest rates rose slightly in the third quarter, with the yield on the benchmark two-year and thirty-year U.S. Treasuries each rising 8 basis points (one basis point is equal to 1/100 of 1%), ending the quarter at 5.60% and 6.05% respectively. The relatively modest shift in Treasury yields accompanied the general view that, despite persistent strength in the economy, further productivity growth may allow economic strength to coexist with price stability. Real gross domestic product increased at a 1.6% annualized rate in the second quarter, following a 4.3% annualized increase in the first quarter; meanwhile, unemployment remained at an almost three-decade low of 4.2%. Yet in spite of the relatively strong economy, the Federal Reserve left interest rates unchanged in the first week of October, citing productivity gains as a major factor.

A number of factors affected the Fund's relative total return for the third quarter. The general rise in interest rates caused prices of fixed-income securities to decline. The Fund experienced less of a price decline from this effect than did the LBAG due to its lower sensitivity to interest rate changes, as measured by its effective duration. Secondly, yield premiums widened in the corporate sector. An overweight position in this area and focus on longer-duration corporate securities contributed to the Fund's underperformance. In comparison with the LBAG return of 0.7%, the Lehman Brothers Corporate Index returned only 0.3%. Finally, the Fund benefited from an overweight position in mortgage-backed securities and a slightly higher yield than the Index.

Security Selection Important in Volatile Market

In our second quarter 1999 Income Fund letter we discussed how, through a process of fundamental research and individual security selection, we seek to invest a portion of the Fund in mortgage-backed securities that we believe will exhibit relatively stable cash flows in changing interest rate environments. As interest rates have risen significantly since the beginning of the year, it is interesting to examine the impact of changing prepayment incentives on the Fund's mortgage securities to illustrate the importance of cash flow stability.

The mortgage component of the Income Fund began the year with a duration of 2.3 years (a measure of a bond's price sensitivity to changes in interest rates).
As a result of rising interest rates, the Fund's mortgage holdings had a duration of 3.2 years at the end of the third quarter. As mortgage-backed securities comprised 41% of the Fund at the beginning of the year, this change represented an increase of 0.4 years in the total duration of the Fund. This "extension" of the duration occurred because buyers and sellers of mortgage securities expected fewer homeowners to pay off their loans early (i.e., prepay) in the new higher-interest rate environment. Reduced prepayment expectations have the effect of extending the expected time until a mortgage-backed security's principal is returned. Importantly, the duration extension of the Fund's mortgage component was significantly less than the mortgage component of the LBAG, which more than doubled over the same period, increasing from 2.0 to
4.2 years.

The impact on performance was two-fold. The total return contribution of the Fund's mortgage holdings benefited because less "extension" in a rising rate environment generally implies better price performance. The reason for this is that, all else being equal, the price of a longer-duration bond will fall more than that of a shorter-duration bond as interest rates

--------------------------------------------------------------------------------
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                                       1

                              D O D G E  &  C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

--------------------------------------------------------------------------------
rise. Secondly, the limited extension of the Fund's mortgage holdings, which make up 40% of the Fund, made it far easier for the Fund to maintain its targeted below-Index duration position. As interest rates have risen significantly since the beginning of the year, this stability has had a positive effect on relative returns.

Anticipating Higher Inflation

Despite the rise in Treasury yields since December 31, 1998, we continue to maintain a shorter duration than that of the broad bond market as measured by the LBAG. In making this decision, we look at various economic factors from which a range of inflation forecasts are made. We then simulate portfolio returns under a wide range of interest rate and inflation scenarios over time periods of three and five years. These simulations illustrate the probability of portfolios of various durations producing positive real returns. This analysis is the primary input in our determination of the portfolio duration. While seeking the most attractive securities to hold, we target this overall level of interest rate exposure in the Fund. Due to our continued concerns about higher future inflation and its potential impact on the real total return of fixed-income securities, we continue to maintain a duration less than that of the LBAG.

Also in response to these concerns, we continue to invest a portion of the Fund in Treasury Inflation Protection Securities (TIPS). TIPS investors receive inflation protection through an adjustment to the principal amount that they hold. The principal value of TIPS is adjusted by an amount equal to inflation as measured by the consumer price index (CPI). For example, an investor holding $1,000 par at the beginning of the year would hold $1,020 at the end of the year if the level of the CPI were to increase by 2.0%. The coupon remains a fixed percentage (3.875% for example), but the dollar amount of each coupon payment would increase in this example to reflect the higher principal amount. If the CPI falls (the general level of prices declines) the par value and the dollar amount of the coupon payment would also fall; however, to protect investors from the negative effects of "deflation", the Treasury guarantees* at least the original face amount at maturity. These securities trade at a real (inflation-adjusted) yield of 4.07% as of September 30, 1999 for both 10-year and 30-year maturities. We believe that this real yield is very attractive relative to the historical real total return an investor would have achieved by investing in short-duration U.S. Treasury securities.

In Closing

Thorough, fundamental research remains a hallmark of our approach to long-term investing. We believe that our efforts in areas like mortgage-backed and corporate security analysis and duration management have contributed positively to the total return of the Fund and will continue to benefit shareholders in the years to come.

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.


                                For the Board of Trustees,

                                /s/ Harry R. Hagey
                                ------------------------------
October 29, 1999                Harry R. Hagey, Chairman


                                /s/ A. Horton Shapiro
                                ------------------------------
                                A. Horton Shapiro,
                                Executive Vice President



* The Fund's yield and share price are not guaranteed and may vary with market conditions.

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

                              D O D G E  &  C O X
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                                  Income Fund

Objective      The Fund seeks a high and stable rate of current income,
               consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund invests in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations
               (CMOs) and others rated A or better by either S&P or Moody's.

               The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, Dodge & Cox will consider many factors, including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

Ten Years of Investment Performance                   through September 30, 1999
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                                     DODGE & COX
                                                       Income
                               LBAG                     Fund
                              -------                  -------
10/1/1989                     $10,000                  $10,000
9/30/1990                     $10,755                  $10,553
9/30/1991                     $12,476                  $12,377
9/30/1992                     $14,042                  $14,107
9/30/1993                     $15,443                  $15,733
9/30/1994                     $14,945                  $15,171
9/30/1995                     $17,048                  $17,574
9/30/1996                     $17,879                  $18,410
9/30/1997                     $19,621                  $20,273
9/30/1998                     $21,880                  $22,397
9/30/1999                     $21,797                  $22,396

Average annual total return for
periods ended September 30, 1999                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Dodge & Cox Income Fund                              -0.01%    8.09%     8.39%
Lehman Brothers Aggregate Bond Index (LBAG)          -0.37     7.84      8.10

The chart covers the period from October 1, 1989 to September 30, 1999. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the LBAG. The LBAG is a widely recognized, unmanaged index of U.S. dollar-denominated investment grade fixed-income securities. The Fund's total returns include the reinvestment of dividend and capital gain distributions. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

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                                       3
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                              D O D G E  &  C O X
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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Fund Information                                              September 30, 1999
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $11.58
Total Net Assets (millions)                                              $1,020
30 Day SEC Yield*                                                          6.67%
1998 Expense Ratio                                                         0.47%
1998 Portfolio Turnover                                                      35%
Fund Inception Date                                                        1989

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Fixed-Income Strategy Committee, whose ten members' average tenure at Dodge & Cox is 11 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 21 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Bonds:                                                                     97.7%
Short-Term Investments:                                                     2.3%

Bond Characteristics
--------------------------------------------------------------------------------
Number of Bonds                                                              115
Average Quality                                                              AA+
Average Maturity                                                      11.5 years
Effective Duration                                                    4.59 years

Moody's/Standard & Poor's
Quality Ratings                                                        % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       57.3
Aaa/AAA                                                                      5.0
Aa/AA                                                                        0.2
A/A                                                                         18.8
Baa/BBB                                                                     16.4
Short-Term Investments                                                       2.3

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                         17.9
Federal Agency CMO and REMIC+                                               22.1
Federal Agency Mortgage Pass-Through                                        17.4
Asset-Backed                                                                 3.8
Corporate                                                                   30.5
Foreign (U.S. dollar-denominated)                                            6.0
Short-Term Investments                                                       2.3

+ Collateralized Mortgage Obligation and
  Real Estate Mortgage Investment Conduit

Maturity Breakdown                                                     % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                                       13.4
1-5                                                                         27.4
5-10                                                                        28.8
10-15                                                                        4.3
15-20                                                                        6.7
20-25                                                                        6.4
25 and Over                                                                 13.0

 * An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

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                                       4
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                              D O D G E  &  C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Portfolio of Investments                                      September 30, 1999
--------------------------------------------------------------------------------
                                                              Percentage of Fund
BONDS:                                                                     97.7%

U.S. TREASURY AND GOV'T AGENCY:                                            17.9%

FEDERAL AGENCY CMO* AND REMIC**:                                           22.1%

FEDERAL AGENCY MTG. PASS-THROUGH:                                          17.4%

ASSET-BACKED SECURITIES:                                                    3.8%
     ComEd Transitional Funding TrustNotes Series 1998-1
       Class A-2 5.29%, 6/25/2003........................................   1.3
     PP&L Transition Bond Series 1999-1 A-1 6.08%, 3/25/2003.............   1.2
     CA Infrastructure and Econ. Dev. Bank SP Trust PGE-1
       Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008...................   1.0
     CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
       Rate Reduction Ctf. 1997-1 A-2 6.14%, 3/25/2002...................   0.3

CORPORATE:                                                                 30.5%
INDUSTRIAL:                                                                18.2%
     Lockheed Martin Corp., various securities...........................   3.1
     Raytheon Co., various securities....................................   2.1
     Raychem Corp. 7.20%, 10/15/2008.....................................   1.9
     J.E. Seagram & Sons, Inc. 7.50%, 12/15/2018.........................   1.9
     Eastman Chemical Co. 7.25%, 1/15/2024...............................   1.8
     Dana Corp. 7.00%, 3/1/2029..........................................   1.8
     Time Warner Entertainment 8.375%, 7/15/2033.........................   1.7
     Walt Disney Co. 7.55%, 7/15/2093....................................   1.4
     May Department Stores, various securities...........................   1.2
     Dayton Hudson Corp., 9.00%, 10/1/2021...............................   1.0
     Union Camp Corp. 9.25%, 2/1/2011....................................   0.3

FINANCE:                                                                    7.6%
     GMAC, various securities............................................   2.4
     Hartford Financial Services Group, various securities...............   1.4
     Republic New York Corp. 7.20%, 7/15/2097............................   0.6
     J.P. Morgan Capital Trust I 7.54%, 1/15/2027........................   0.6
     BankAmerica Capital II 8.00%, 12/15/2026............................   0.6
     Citicorp Capital Trust I 7.933%, 2/15/2027..........................   0.5
     Norwest Corp., 5.75%, 2/1/2003......................................   0.5
     First Nationwide Bank 10.00%, 10/1/2006.............................   0.4
     Citicorp Capital Trust II 8.015%, 2/15/2027.........................   0.3
     Barclays No. American Capital 9.75%, 5/15/2021......................   0.2
     CIGNA Corp. 7.65%, 3/1/2023.........................................   0.1

TRANSPORTATION:                                                             4.5%
     Union Pacific Corp., various securities.............................   2.4
     Burlington Northern Santa Fe Railway 7.57%, 1/2/2021................   1.5
     Consolidated Rail Corp. 9.75%, 6/15/2020............................   0.6
     Norfolk & Western Railroad Equip. Tr. 10.125%, 7/1/2000.............   0.0

UTILITIES:                                                                  0.2%
     Idaho Power Co. 1st Mtg. Bonds 9.50%, 1/1/2021......................   0.2

FOREIGN (U.S. DOLLAR-DENOMINATED):                                          6.0%

CANADIAN:                                                                   2.5%
     Hydro-Quebec, various securities....................................   1.7
     Canadian Pacific Ltd. 9.45%, 8/1/2021...............................   0.8

CORPORATE:                                                                  2.3%
     HSBC Holdings PLC 7.50%, 7/15/2009..................................   2.3

INTERNATIONAL AGENCY:                                                       1.2%
     Inter-American Development Bank 7.125%, 3/15/2023...................   0.8
     European Investment Bank 10.125%, 10/1/2000.........................   0.4

SHORT-TERM INVESTMENTS:                                                     1.1%

OTHER ASSETS LESS LIABILITIES:                                              1.2%

TOTAL NET ASSETS:                                                         100.0%

  * CMO: Collateralized Mortgage Obligation
 ** REMIC: Real Estate Mortgage Investment Conduit

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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                              D O D G E  &  C O X
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                                  Income Fund








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                              D O D G E  &  C O X
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                                  Income Fund

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

W. Timothy Ryan, Treasurer, Secretary & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
Executive Vice President & CFO, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Thomas M. Mistele, Asst. Secretary & Asst. Treasurer
Vice President & General Counsel, Dodge & Cox

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